                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01792

                              Van Kampen Pace Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   6/30

Date of reporting period:   12/31/03

Item 1. Report to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Pace Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                               A SHARES                B SHARES                C SHARES
                            since 07/22/69          since 01/10/92          since 8/27/93
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception           10.70%      10.51%       6.08%       6.08%       5.60%       5.60%

10-year                    6.37        5.75        5.87        5.87        5.53        5.53

5-year                    -5.40       -6.51       -6.13       -6.36       -6.11       -6.11

1-year                    21.56       14.58       20.58       15.58       20.49       19.49

6-month                    9.89        3.52        9.33        4.33        9.44        8.44
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception and 10-year return for Class B and C shares reflect their conversion into Class A shares six and 10 years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains.

Lipper Growth Fund Index is generally representative of the average performance of the 30 largest growth funds. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

Van Kampen Pace Fund is managed by the adviser's Large-Cap Growth team.(1) Current members include William Auslander, Managing Director, and Jeffrey Alvino, Managing Director. Prior to September 30, 2003, the fund was managed by the Core Growth team.

MARKET CONDITIONS

The stock market continued its upward track during the past six months, with the Standard & Poor's 500 Index rising more than 15 percent. Stocks across the board were strong performers, especially during the fourth quarter of 2003. Large-cap growth stocks outperformed their value counterparts in the third quarter, though the opposite was true in the fourth quarter. Large caps as a group, however, did not do as well as mid caps, which in turn underperformed small caps, the strongest-performing asset class during the year's second half.

The market's gains were driven by a steadily improving economy. Interest rates remained at historically low levels, and the Federal Reserve Board made clear its intention to keep rates there for an extended period. Thanks in large part to these modest borrowing costs, U.S. gross domestic product, which measures the nation's economic output, grew by 8.2 percent during the third quarter of 2003 --well more than double the prior quarter's performance and the economy's fastest growth rate since 1984. Robust business investment to go along with continued strength in consumer spending was a particularly favorable sign.

By year's end, the data indicated that the economy was finishing up the year in solid shape. For example, December manufacturing activity increased for the sixth consecutive month, according to the Institute of Supply Management. Similarly, consumer sentiment, as measured by the widely cited University of Michigan index, stood at 92.6 at year's end, slightly below the November reading but 19 percent higher than the recent low recorded in March 2003.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

Van Kampen Pace Fund returned 9.89 percent (Class A shares unadjusted for sales charge) for the six-month period ended December 31, 2003. By comparison, the fund's benchmarks, the Russell 1000(R) Growth Index, the S&P 500 Index and the Lipper Growth Fund Index, returned 14.73 percent, 15.14 percent and 14.05 percent, respectively.

The fund's most significant detractor from performance on an absolute basis was Merck, a leading maker of pharmaceutical products. Merck's shares tumbled in late November in response to a prominent Wall Street analyst's decision to slash his earnings estimate for the company. The reduction stemmed from concerns about competition from generic drug-makers as some of Merck's products faced the loss of patent protection. The reduction also factored in Merck's shrinking pipeline of potential new blockbuster drugs. Merck was still held in the portfolio on December 31, 2003, but was eliminated in the following weeks.

XL Capital also had a negative impact on the fund's results. This insurance-and reinsurance-services provider encountered a sharp stock-price drop in October after announcing third-quarter earnings would be nearly a dollar per share below analysts' expectations. XL Capital was sold from the fund. Also, First Data, the nation's leading processor of credit-card transactions, dragged down performance. First Data's stock fell after the U.S. Department of Justice announced plans to block a proposed merger between the company and rival Concord EFS because of antitrust concerns. In December, however, the Justice Department agreed to a settlement, helping First Data's stock regain much of its lost value for the fund.

On the positive side, nearly a quarter of the portfolio was invested in the technology sector, which performed very well in 2003. The fund's absolute performance was helped by large positions in two tech giants, Cisco Systems and Intel. Cisco is the world's leading maker of networking products, while Intel is the dominant manufacturer of semiconductors and computer microprocessors. Both companies were helped by increased technology demand. Intel in particular benefited from growth in mobile computer sales, thanks to the company's new Centrino chip.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003

---------------------------------------------------------------------------------------
                                       1000(R)                      LIPPER GROWTH
      CLASS A   CLASS B   CLASS C   GROWTH INDEX    S&P 500 INDEX    FUND INDEX

       9.89%     9.33%     9.44%       14.73%          15.14%          14.05%
---------------------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Phelps Dodge, a copper miner and producer of copper products, also helped add to the fund's results. As with other materials companies, Phelps Dodge's valuation rose steadily throughout the past six months, in line with the recovering economy. Materials stocks often benefit from an economic upturn, as their customers demand raw materials for their production efforts. Phelps Dodge was sold from the fund.

We will continue to search for companies that we believe have the potential for strong earnings growth and compelling business strategies.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 12/31/03              TOP 10 INDUSTRIES AS OF 12/31/03
General Electric Co            5.5%         Pharmaceuticals                  11.4%
Pfizer Inc                     5.4          Semiconductors                    9.4
Microsoft Corp                 5.3          Systems Software                  7.9
Intel Corp                     3.9          Industrial Conglomerates          7.6
Cisco Systems Inc              2.9          Communications Equipment          4.0
Citigroup Inc                  2.9          Biotechnology                     3.6
Amgen Inc                      2.5          Other Diversified Financial
Johnson & Johnson              2.4          Services                          3.5
Wal-Mart Stores, Inc           2.4          Internet Retail                   3.3
Coca-Cola Co                   2.2          Soft Drinks                       3.2
                                            Health-Care Equipment             2.9

Subject to change daily. All percentages are as a percentage of long-term investments. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                     SHARES         VALUE
COMMON STOCKS  99.3%
AIR FREIGHT & COURIERS  0.7%
United Parcel Service, Inc., Class B........................     165,400   $   12,330,570
                                                                           --------------
APPAREL RETAIL  1.1%
Abercrombie & Fitch Co., Class A (a)........................     159,700        3,946,187
Chico's FAS, Inc. (a).......................................     208,761        7,713,719
TJX Cos., Inc. .............................................     263,900        5,818,995
                                                                           --------------
                                                                               17,478,901
                                                                           --------------
APPLICATION SOFTWARE  1.6%
Mercury Interactive Corp. (a)...............................     378,700       18,419,968
PeopleSoft, Inc. (a)........................................     344,700        7,859,160
                                                                           --------------
                                                                               26,279,128
                                                                           --------------
ASSET MANAGEMENT & CUSTODY BANKS  0.9%
Bank of New York Co., Inc. .................................     455,680       15,092,122
                                                                           --------------

BIOTECHNOLOGY  3.5%
Amgen, Inc. (a).............................................     662,673       40,953,191
Biogen Idec, Inc. (a).......................................      72,900        2,681,262
Genzyme Corp. (a)...........................................     164,700        8,126,298
Gilead Sciences, Inc. (a)...................................     112,500        6,540,750
                                                                           --------------
                                                                               58,301,501
                                                                           --------------
BREWERS  0.9%
Anheuser-Busch Co., Inc., Class A...........................     268,300       14,134,044
                                                                           --------------
BROADCASTING & CABLE TV  2.6%
Clear Channel Communications, Inc. .........................     399,500       18,708,585
EchoStar Communications Corp., Class A (a)..................     365,500       12,427,000
Univision Communications, Inc., Class A (a).................     281,600       11,176,704
                                                                           --------------
                                                                               42,312,289
                                                                           --------------
COMMUNICATIONS EQUIPMENT  4.0%
Cisco Systems, Inc. (a).....................................   1,964,730       47,723,292
Juniper Networks, Inc. (a)..................................     222,400        4,154,432
QUALCOMM, Inc. .............................................     258,060       13,917,176
                                                                           --------------
                                                                               65,794,900
                                                                           --------------
COMPUTER HARDWARE  2.4%
Dell, Inc. (a)..............................................     726,800       24,682,128
International Business Machines Corp. ......................     151,300       14,022,484
                                                                           --------------
                                                                               38,704,612
                                                                           --------------

 6                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2003 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                     SHARES         VALUE
COMPUTER STORAGE & PERIPHERALS  1.6%
EMC Corp. (a)...............................................     591,200   $    7,638,304
Network Appliance, Inc. (a).................................     629,300       12,919,529
SanDisk Corp. (a)...........................................     107,100        6,548,094
                                                                           --------------
                                                                               27,105,927
                                                                           --------------
CONSUMER FINANCE  1.4%
American Express Co. .......................................     489,780       23,622,089
                                                                           --------------

DATA PROCESSING & OUTSOURCING SERVICES  1.1%
First Data Corp. ...........................................     303,000       12,450,270
Paychex, Inc. ..............................................     160,900        5,985,480
                                                                           --------------
                                                                               18,435,750
                                                                           --------------
DIVERSIFIED BANKS  0.8%
Wells Fargo & Co............................................     228,300       13,444,587
                                                                           --------------

DIVERSIFIED COMMERCIAL SERVICES  0.7%
Apollo Group, Inc., Class A (a).............................     180,650       12,284,200
                                                                           --------------

DRUG RETAIL  0.2%
Walgreen Co. ...............................................      95,331        3,468,142
                                                                           --------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.7%
Emerson Electric Co. .......................................     170,000       11,007,500
                                                                           --------------

ELECTRONIC EQUIPMENT MANUFACTURERS  0.4%
Amphenol Corp., Class A (a).................................      97,200        6,213,996
                                                                           --------------

GENERAL MERCHANDISE STORES  2.6%
Dollar Tree Stores, Inc. (a)................................     532,420       16,004,545
Target Corp. ...............................................     677,031       25,997,990
                                                                           --------------
                                                                               42,002,535
                                                                           --------------
HEALTH CARE EQUIPMENT  2.8%
Boston Scientific Corp. (a).................................     383,200       14,086,432
Guidant Corp. ..............................................     177,100       10,661,420
Medtronic, Inc. ............................................     186,800        9,080,348
St. Jude Medical, Inc. (a)..................................     132,100        8,104,335
Varian Medical Systems, Inc. (a)............................      68,800        4,754,080
                                                                           --------------
                                                                               46,686,615
                                                                           --------------
HEALTH CARE SERVICES  0.4%
Caremark Rx, Inc. (a).......................................     268,300        6,796,039
Medco Health Solutions, Inc. (a)............................           1               34
                                                                           --------------
                                                                                6,796,073
                                                                           --------------

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

December 31, 2003 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                     SHARES         VALUE
HOME IMPROVEMENT RETAIL  2.7%
Home Depot, Inc. ...........................................     965,300   $   34,258,497
Lowe's Co., Inc. ...........................................     190,300       10,540,717
                                                                           --------------
                                                                               44,799,214
                                                                           --------------
HOTELS  0.5%
Carnival Corp. .............................................     214,300        8,514,139
                                                                           --------------

HOUSEHOLD PRODUCTS  2.4%
Colgate-Palmolive Co. ......................................     217,100       10,865,855
Procter & Gamble Co. .......................................     287,430       28,708,508
                                                                           --------------
                                                                               39,574,363
                                                                           --------------
HYPERMARKETS & SUPER CENTERS  2.4%
Wal-Mart Stores, Inc. ......................................     739,470       39,228,884
                                                                           --------------

INDUSTRIAL CONGLOMERATES  7.6%
3M Co. .....................................................     401,100       34,105,533
General Electric Co. .......................................   2,924,430       90,598,842
                                                                           --------------
                                                                              124,704,375
                                                                           --------------
INTERNET RETAIL  3.3%
eBay, Inc. (a)..............................................     552,800       35,705,352
InterActiveCorp (a).........................................     550,800       18,688,644
                                                                           --------------
                                                                               54,393,996
                                                                           --------------
INTERNET SOFTWARE & SERVICES  1.2%
Yahoo!, Inc. (a)............................................     423,900       19,147,563
                                                                           --------------

INVESTMENT BANKING & BROKERAGE  2.6%
Goldman Sachs Group, Inc. ..................................     252,900       24,968,817
Lehman Brothers Holdings, Inc. .............................     223,200       17,235,504
                                                                           --------------
                                                                               42,204,321
                                                                           --------------
IT CONSULTING & OTHER SERVICES  1.0%
Accenture Ltd., Class A (Bermuda) (a).......................     600,525       15,805,818
                                                                           --------------

MANAGED HEALTH CARE  2.1%
Anthem, Inc. (a)............................................     210,878       15,815,850
UnitedHealth Group, Inc. ...................................     312,320       18,170,778
                                                                           --------------
                                                                               33,986,628
                                                                           --------------
MOVIES & ENTERTAINMENT  1.5%
News Corp. Ltd.--ADR (Australia) ...........................     220,600        6,673,150
Viacom, Inc., Class B.......................................     387,800       17,210,564
                                                                           --------------
                                                                               23,883,714
                                                                           --------------
MULTI-LINE INSURANCE  2.1%
American International Group, Inc. .........................     523,735       34,713,156
                                                                           --------------

OIL & GAS EQUIPMENT & SERVICES  0.9%
Smith International, Inc. (a)...............................     345,400       14,341,008
                                                                           --------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2003 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                     SHARES         VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES  3.4%
Charles Schwab Corp. .......................................     762,100   $    9,023,264
Citigroup, Inc. ............................................     982,376       47,684,531
                                                                           --------------
                                                                               56,707,795
                                                                           --------------
PHARMACEUTICALS  11.3%
Abbott Laboratories.........................................     346,400       16,142,240
Allergan, Inc. .............................................      65,800        5,054,098
Bristol-Myers Squibb Co. ...................................     254,500        7,278,700
Eli Lilly & Co. ............................................     167,000       11,745,110
Inamed Corp. (a)............................................     103,140        4,956,908
Johnson & Johnson...........................................     774,970       40,034,950
Merck & Co., Inc. ..........................................     140,500        6,491,100
Pfizer, Inc. ...............................................   2,487,655       87,888,851
Wyeth, Inc. ................................................     139,690        5,929,841
                                                                           --------------
                                                                              185,521,798
                                                                           --------------
RESTAURANTS  0.5%
Yum! Brands, Inc. (a).......................................     235,470        8,100,168
                                                                           --------------

SEMICONDUCTOR EQUIPMENT  1.4%
Applied Materials, Inc. (a).................................     724,000       16,253,800
Novellus Systems, Inc. (a)..................................     165,500        6,959,275
                                                                           --------------
                                                                               23,213,075
                                                                           --------------
SEMICONDUCTORS  9.3%
Analog Devices, Inc. .......................................     530,500       24,217,325
Broadcom Corp., Class A (a).................................     165,600        5,645,304
Intel Corp. ................................................   1,978,230       63,699,006
Linear Technology Corp. ....................................     421,000       17,711,470
Marvell Technology Group Ltd. (Bermuda) (a).................     280,000       10,620,400
Maxim Integrated Products, Inc. ............................     134,900        6,718,020
Texas Instruments, Inc. ....................................     621,200       18,250,856
Xilinx, Inc. (a)............................................     167,600        6,492,824
                                                                           --------------
                                                                              153,355,205
                                                                           --------------
SOFT DRINKS  3.2%
Coca-Cola Co. ..............................................     721,800       36,631,350
PepsiCo, Inc. ..............................................     328,560       15,317,467
                                                                           --------------
                                                                               51,948,817
                                                                           --------------
SPECIALTY STORES  1.2%
Bed Bath & Beyond, Inc. (a).................................     236,600       10,256,610
Tiffany & Co. ..............................................     220,121        9,949,469
                                                                           --------------
                                                                               20,206,079
                                                                           --------------

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

December 31, 2003 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                     SHARES         VALUE
SYSTEMS SOFTWARE  7.8%
Microsoft Corp. ............................................   3,172,010   $   87,357,155
Novell, Inc. (a)............................................   1,076,100       11,320,572
Oracle Corp. (a)............................................   1,377,150       18,178,380
VERITAS Software Corp. (a)..................................     319,200       11,861,472
                                                                           --------------
                                                                              128,717,579
                                                                           --------------
TOBACCO  0.5%
Altria Group, Inc. .........................................     150,100        8,168,442
                                                                           --------------

TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $1,559,650,292).................................................    1,632,731,618

REPURCHASE AGREEMENT  0.4%
Banc of America Securities LLC ($6,204,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/03, to be
  sold on 01/02/04 at $6,204,303) (Cost $6,204,000).....................        6,204,000
                                                                           --------------

TOTAL INVESTMENTS  99.7%
  (Cost $1,565,854,292).................................................    1,638,935,618
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.............................        4,332,833
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,643,268,451
                                                                           ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR---American Depositary Receipt

 10                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $1,565,854,292).....................  $1,638,935,618
Cash........................................................          24,284
Receivables:
  Investments Sold..........................................      28,801,868
  Dividends.................................................       1,062,092
  Interest..................................................         270,344
  Fund Shares Sold..........................................         174,619
Other.......................................................         338,271
                                                              --------------
    Total Assets............................................   1,669,607,096
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      22,008,645
  Fund Shares Repurchased...................................       1,792,424
  Distributor and Affiliates................................       1,143,028
  Investment Advisory Fee...................................         658,081
Trustees' Deferred Compensation and Retirement Plans........         423,328
Accrued Expenses............................................         313,139
                                                              --------------
    Total Liabilities.......................................      26,338,645
                                                              --------------
NET ASSETS..................................................  $1,643,268,451
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,934,607,377
Net Unrealized Appreciation.................................      73,081,326
Accumulated Undistributed Net Investment Income.............        (431,339)
Accumulated Net Realized Loss...............................    (363,988,913)
                                                              --------------
NET ASSETS..................................................  $1,643,268,451
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,584,671,857 and 185,184,678 shares of
    beneficial interest issued and outstanding).............  $         8.56
    Maximum sales charge (5.75%* of offering price).........             .52
                                                              --------------
    Maximum offering price to public........................  $         9.08
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $51,887,352 and 6,234,531 shares of
    beneficial interest issued and outstanding).............  $         8.32
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,709,242 and 803,384 shares of
    beneficial interest issued and outstanding).............  $         8.35
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

Statement of Operations
For the Six Months Ended December 31, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $56,856).....  $  9,050,169
Interest....................................................       225,353
                                                              ------------
    Total Income............................................     9,275,522
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,883,145
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,946,367, $252,757 and $32,393,
  respectively).............................................     2,231,517
Shareholder Services........................................     1,826,825
Custody.....................................................        64,806
Legal.......................................................        35,961
Trustees' Fees and Related Expenses.........................        18,578
Other.......................................................       323,128
                                                              ------------
    Total Expenses..........................................     8,383,960
    Less Credits Earned on Cash Balances....................         9,910
                                                              ------------
    Net Expenses............................................     8,374,050
                                                              ------------
NET INVESTMENT INCOME.......................................  $    901,472
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $136,632,450
  Foreign Currency Transactions.............................           404
                                                              ------------
Net Realized Gain...........................................   136,632,854
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    59,757,743
  End of the Period.........................................    73,081,326
                                                              ------------
Net Unrealized Appreciation During the Period...............    13,323,583
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $149,956,437
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $150,857,909
                                                              ============

 12                                            See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                        DECEMBER 31, 2003    JUNE 30, 2003
                                                        -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $      901,472      $    4,558,341
Net Realized Gain/Loss................................      136,632,854        (210,456,857)
Net Unrealized Appreciation During the Period.........       13,323,583         129,614,727
                                                         --------------      --------------
Change in Net Assets from Operations..................      150,857,909         (76,283,789)
                                                         --------------      --------------

Distributions from Net Investment Income:
  Class A Shares......................................       (3,986,502)         (3,754,130)
  Class B Shares......................................              -0-                 -0-
  Class C Shares......................................              -0-                 -0-
                                                         --------------      --------------
Total Distributions...................................       (3,986,502)         (3,754,130)
                                                         --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      146,871,407         (80,037,919)
                                                         --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       20,781,998         136,116,304
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        3,765,666           3,534,156
Cost of Shares Repurchased............................     (114,099,393)       (338,010,524)
                                                         --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      (89,551,729)       (198,360,064)
                                                         --------------      --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................       57,319,678        (278,397,983)
NET ASSETS:
Beginning of the Period...............................    1,585,948,773       1,864,346,756
                                                         --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of ($431,339) and $2,653,691,
  respectively).......................................   $1,643,268,451      $1,585,948,773
                                                         ==============      ==============

See Notes to Financial Statements                                             13

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS,
                              ENDED                         YEAR ENDED JUNE 30,
CLASS A SHARES             DECEMBER 31,   --------------------------------------------------------
                               2003         2003        2002        2001        2000        1999
                           -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $   7.81     $   8.08    $  10.09    $  13.63    $  15.47    $  14.97
                             --------     --------    --------    --------    --------    --------
  Net Investment Income...        .01          .03         .03         .04         .11         .12
  Net Realized and
    Unrealized
    Gain/Loss.............        .76         (.28)      (2.00)      (2.86)        .46        1.74
                             --------     --------    --------    --------    --------    --------
Total from Investment
  Operations..............        .77         (.25)      (1.97)      (2.82)        .57        1.86
                             --------     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income.....        .02          .02         .04         .08         .12         .11
  Distributions from Net
    Realized Gain.........        -0-          -0-         -0-         .64        2.29        1.25
                             --------     --------    --------    --------    --------    --------
Total Distributions.......        .02          .02         .04         .72        2.41        1.36
                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  THE PERIOD..............   $   8.56     $   7.81    $   8.08    $  10.09    $  13.63    $  15.47
                             ========     ========    ========    ========    ========    ========

Total Return (a)..........      9.89%*      -3.10%     -19.57%     -21.23%       4.01%      13.65%
Net Assets at End of the
  Period (In millions)....   $1,584.7     $1,530.3    $1,798.4    $2,505.0    $3,542.4    $3,905.1
Ratio of Expenses to
  Average Net Assets......      1.01%        1.00%        .92%        .87%        .82%        .83%
Ratio of Net Investment
  Income to Average Net
  Assets..................       .14%         .32%        .33%        .30%        .72%        .78%
Portfolio Turnover........        98%*         48%         93%        117%         71%         94%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                      YEAR ENDED JUNE 30,
CLASS B SHARES                DECEMBER 31,    ------------------------------------------------
                                  2003         2003      2002       2001       2000      1999
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $7.61        $ 7.91    $  9.91    $ 13.40    $15.24    $14.77
                                 -----        ------    -------    -------    ------    ------
  Net Investment Loss........     (.03)         (.04)      (.04)      (.05)     (.01)      -0-
  Net Realized and Unrealized
    Gain/Loss................      .74          (.26)     (1.96)     (2.80)      .46      1.72
                                 -----        ------    -------    -------    ------    ------
Total from Investment
  Operations.................      .71          (.30)     (2.00)     (2.85)      .45      1.72
Less Distributions from Net
  Realized Gain..............      -0-           -0-        -0-        .64      2.29      1.25
                                 -----        ------    -------    -------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $8.32        $ 7.61    $  7.91    $  9.91    $13.40    $15.24
                                 =====        ======    =======    =======    ======    ======

Total Return (a).............   9.33%*        -3.79%    -20.18%    -21.79%     3.20%    12.79%
Net Assets at End of the
  Period (In millions).......    $51.9        $ 49.3    $  58.3    $  89.8    $137.7    $151.8
Ratio of Expenses to Average
  Net Assets.................    1.78%         1.76%      1.68%      1.56%     1.62%     1.61%
Ratio of Net Investment Loss
  to Average Net Assets......    (.63%)        (.44%)     (.43%)     (.40%)    (.06%)       0%
Portfolio Turnover...........      98%*          48%        93%       117%       71%       94%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5% charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                      YEAR ENDED JUNE 30,
CLASS C SHARES                DECEMBER 31,    ------------------------------------------------
                                  2003         2003      2002       2001       2000      1999
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $7.63        $ 7.94    $  9.94    $ 13.43    $15.28    $14.79
                                 -----        ------    -------    -------    ------    ------
  Net Investment Loss........     (.03)         (.05)      (.04)      (.03)     (.03)      -0-
  Net Realized and Unrealized
    Gain/Loss................      .75          (.26)     (1.96)     (2.82)      .47      1.74
                                 -----        ------    -------    -------    ------    ------
Total from Investment
  Operations.................      .72          (.31)     (2.00)     (2.85)      .44      1.74
Less Distributions from Net
  Realized Gain..............      -0-           -0-        -0-        .64      2.29      1.25
                                 -----        ------    -------    -------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $8.35        $ 7.63    $  7.94    $  9.94    $13.43    $15.28
                                 =====        ======    =======    =======    ======    ======

Total Return (a).............   9.44%*        -3.90%    -20.12%    -21.75%     3.13%    12.91%
Net Assets at End of the
  Period (In millions).......    $ 6.7        $  6.4    $   7.7    $  12.2    $ 17.7    $ 13.0
Ratio of Expenses to Average
  Net Assets.................    1.77%         1.76%      1.68%      1.45%     1.62%     1.61%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................    (.62%)        (.44%)     (.43%)     (.29%)    (.10%)     .01%
Portfolio Turnover...........      98%*          48%        93%       117%       71%       94%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $451,249,452, which will expire between June 30, 2010 and 2011.

    At December 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,571,084,434
                                                              ==============
Gross tax unrealized appreciation...........................  $  112,186,819
Gross tax unrealized depreciation...........................     (44,335,635)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   67,851,184
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2003 was as follows:

                                                                 2003
Distributions paid from:
  Ordinary income...........................................  $3,754,130

    As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $3,087,431

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION. The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the six months ended December 31, 2003, the Fund's custody fee was reduced by $9,910 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .50%
Next $1 billion.............................................     .45%
Next $1 billion.............................................     .40%
Over $3 billion.............................................     .35%

    For the six months ended December 31, 2003, the Fund recognized expenses of approximately $36,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $46,800, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2003, the Fund recognized expenses of approximately $1,368,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $281,072 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended December 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $57,540.

3. CAPITAL TRANSACTIONS

At December 31, 2003, capital aggregated $1,836,932,504, $85,857,693 and
$11,817,180 for Classes A, B, and C, respectively. For the six months ended December 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    2,182,896    $  17,506,040
  Class B...................................................      344,548        2,718,252
  Class C...................................................       69,882          557,706
                                                              -----------    -------------
Total Sales.................................................    2,597,326    $  20,781,998
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      453,148    $   3,765,666
  Class B...................................................          -0-              -0-
  Class C...................................................          -0-              -0-
                                                              -----------    -------------
Total Dividend Reinvestment.................................      453,148    $   3,765,666
                                                              ===========    =============
Repurchases:
  Class A...................................................  (13,385,216)   $(108,672,370)
  Class B...................................................     (587,498)      (4,633,420)
  Class C...................................................     (100,633)        (793,603)
                                                              -----------    -------------
Total Repurchases...........................................  (14,073,347)   $(114,099,393)
                                                              ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

    At June 30, 2003, capital aggregated $1,924,333,168, $87,772,861 and
$12,053,077 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   17,022,999    $ 122,631,923
  Class B...................................................    1,530,297       10,848,354
  Class C...................................................      370,439        2,636,027
                                                              -----------    -------------
Total Sales.................................................   18,923,735    $ 136,116,304
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      494,288    $   3,534,156
  Class B...................................................          -0-              -0-
  Class C...................................................          -0-              -0-
                                                              -----------    -------------
Total Dividend Reinvestment.................................      494,288    $   3,534,156
                                                              ===========    =============
Repurchases:
  Class A...................................................  (44,141,076)   $(317,633,948)
  Class B...................................................   (2,420,501)     (16,806,916)
  Class C...................................................     (506,535)      (3,569,660)
                                                              -----------    -------------
Total Repurchases...........................................  (47,068,112)   $(338,010,524)
                                                              ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the six months ended December 31, 2003 and the year ended June 30, 2003, 8,989 and 49,305 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended December 31, 2003 and the year ended June 30, 2003, 962 and 0 Class C Shares converted to Class A Shares, respectively. The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended December 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $45,600 and CDSC on redeemed shares of approximately $31,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,561,799,063 and $1,525,614,986, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as

NOTES TO
FINANCIAL STATEMENTS

December 31, 2003 (Unaudited)

initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    There were no futures transactions for the six months ended December 31, 2003.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $611,500 and $15,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended December 31, 2003, are payments retained by Van Kampen of approximately $261,000 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $62,134.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, recessionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 14, 114, 214
                                                 PACE SAR 2/04 13652B04-AP-2/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Van Kampen Pace Fund
                 --------------------

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 18, 2004

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: February 18, 2004